UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Tenet Healthcare Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TENET HEALTHCARE CORPORATION

13737 Noel Road
Dallas, Texas, 75240
(469) 893-2200

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on Thursday, May 10, 2007

April 16, 2007

To our Shareholders:

Our Annual Meeting of Shareholders will be held on Thursday, May 10, 2007, at 8:00 a.m. Central time at the Westin Galleria Hotel, 13340 Dallas Parkway, Dallas, Texas, for the following purposes:

1.                To elect ten directors for terms of one-year each;

2.                To vote upon a proposal to approve the amended Annual Incentive Plan;

3.                To ratify the selection of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2007; and

4.                To transact any other business that properly may come before the meeting or any postponements or adjournments thereof.

You may vote if you were a shareholder of record on March 15, 2007.

The Supplement to the Proxy Statement that accompanies this Amended Notice of Annual Meeting of Shareholders contains additional information regarding the increase in our Board of Directors on April 11, 2007 from nine to ten members and the appointment of John Ellis “Jeb” Bush to serve as director and stand for election to the Board at the Annual Meeting. Shareholders are encouraged to read the Proxy Statement and the Supplement in their entirety.

It is important that your shares be represented and voted at the Annual Meeting. You may vote your shares by completing and returning the proxy card enclosed with this Amended Notice. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and included in the “General Information” section of the Proxy Statement previously distributed to you and the enclosed Supplement. You may revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement. You are invited to attend the meeting and you may vote in person at the meeting even though you have already voted in another manner.

E. PETER URBANOWICZ
Corporate Secretary

TENET HEALTHCARE CORPORATION

13737 Noel Road
Dallas, Texas  75240
(469) 893-2200

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

to be held on Thursday, May 10, 2007

To the Shareholders of Tenet Healthcare Corporation:

This supplemental information is furnished in connection with the solicitation of proxies by the Board of Directors of Tenet Healthcare Corporation for use at the Annual Meeting of Shareholders to be held at 8:00 a.m. Central time on Thursday, May 10, 2007 at the Westin Galleria Hotel, 13340 Dallas Parkway, Dallas, Texas, and any adjournments of the meeting, for the purposes set forth in the Notice of Annual Meeting of Shareholders and as described in the Proxy Statement dated April 2, 2007. The Notice and Proxy Statement, together with the accompanying proxy, were mailed on or about April 2, 2007.

On April 11, 2007, our Board of Directors met and, following the recommendation of our Nominating and Corporate Governance Committee, voted to increase the size of the Board from nine to ten members and appointed John Ellis “Jeb” Bush to serve as a director. Mr. Bush has consented to stand for election as a director at the upcoming Annual Meeting and to serve, if elected.

The following information presented about Mr. Bush is relevant to his proposed election as a director of the company and supplements and amends the Proxy Statement dated April 2, 2007 (which should be reviewed along with this Supplement). Please also note that an amended proxy card, reflecting the addition of Mr. Bush as a nominee for election as a director, accompanies this Supplement. Any proxies that we received in response to the original solicitation made pursuant to the Proxy Statement and that are not revoked will remain valid for the purposes stated for the Annual Meeting. Any proxy previously submitted may be revoked by a subsequently delivered proxy. To vote by proxy, please complete, sign, date and return the accompanying proxy card in the enclosed envelope OR follow the instructions on the card relating to internet or telephone voting.

We have provided below certain information about Mr. Bush.

John Ellis “Jeb” Bush
Director
Age:  54

Mr. Bush served as Governor of the State of Florida from January 1999 until January 2007.  Prior to his election as Governor, Mr. Bush worked as a real estate executive and pursued other entrepreneurial ventures in Florida from 1981 to 1998, and served as Secretary of Commerce for the State of Florida from 1987 to 1988. Prior to 1981, Mr. Bush served in various positions at Texas Commerce Bank in Houston, Texas and in Caracas, Venezuela. Mr. Bush also served as Chairman of the Dade County, Florida Republican Party. He also formed The Foundation For Florida’s Future, a not-for-profit public policy organization. Mr. Bush holds a bachelor’s degree in Latin American Affairs from the University of Texas at Austin. Mr. Bush was appointed to the Board in April 2007.

Shareholder Approval

The ten nominees receiving the highest number of affirmative votes of the shares voted shall be elected as directors. Votes withheld from any nominee and broker non-votes are not counted for purposes of election of directors. Unless marked to the contrary, proxies solicited by the Board will be voted FOR the election of each nominee of the Board.

The Board recommends that shareholders vote FOR its nominees for directors.

Board and Committee Organization

Mr. Bush currently does not serve on any committees of the Board of Directors. Each of our directors, other than Mr. Bush, attended last year’s annual meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are not currently a participant in any transaction, and there are no currently proposed transactions for the company, in which Mr. Bush and his immediate family members have a direct or indirect material interest.

SECURITIES OWNERSHIP

Securities Ownership of Management

Mr. Bush does not currently beneficially own any shares, options or any other securities of the company.

By Order of the Board of Directors,

E. Peter Urbanowicz
Corporate Secretary
Dallas, Texas
April 16, 2007

AMENDED PROXY CARD	YOUR VOTE IS IMPORTANT
TENET HEALTHCARE	VOTE BY INTERNET/TELEPHONE
CORPORATION	24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxypush.com/thc		1-866-307-3997
Go to the website address listed above.		Use any touch-tone telephone.		Mark, sign and date your proxy card.
Have your proxy card ready.	OR	Have your proxy card ready.	OR	Detach your proxy card.
Follow the simple instructions that appear on your computer screen.		Follow the simple recorded instructions.		Return your proxy card in the postage-paid envelope provided.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.			If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.

            1-866-307-3997
            CALL TOLL-FREE TO VOTE

☐

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

	Please Complete, Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes MUST be indicated (x) in Black or Blue ink.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEMS 2 AND 3.
							FOR	AGAINST	ABSTAIN
1. Election of the following nominees as Directors:					2.	Proposal to approve the amended Annual Incentive Plan.	☐	☐	☐
Nominees:				(1) Trevor Fetter (2) John Ellis “Jeb” Bush (3) Brenda J. Gaines (4) Karen M. Garrison (5) Edward A. Kangas (6) J. Robert Kerrey (7) Floyd D. Loop, M.D. (8) Richard R. Pettingill (9) James A. Unruh (10) J. McDonald Williams	3.	Proposal to ratify the selection of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2007.	☐	☐	☐
FOR all nominees listed above	☐	WITHHOLD AUTHORITY to vote for all nominees listed above	☐	*EXCEPTIONS ☐

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE “EXCEPTIONS” BOX AND STRIKE A LINE THROUGH THAT NOMINEE’S NAME.)						To change your address, please mark this box. Include changes on reverse side of card.			☐

S C A N L I N E

Please mark, date and sign as your name(s) appear(s) to the left and return in the enclosed envelope. If acting as an executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign.

				Date	Share Owner sign here		Co-Owner sign here

AMENDED PROXY CARD

YOUR VOTE IS IMPORTANT TO THE COMPANY, WHETHER YOU OWN FEW OR MANY SHARES! Please vote in one of these ways: (1) visit the web site noted on the reverse side, (2) use the toll-free telephone number shown on the reverse side, or (3) mark, sign, date and promptly return the attached proxy card. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

TENET HEALTHCARE CORPORATION
Proxy – Solicited by the Board of Directors

The undersigned hereby appoints Trevor Fetter and E. Peter Urbanowicz, or either of them, proxies of the undersigned, with power of substitution, to represent the undersigned and to vote all shares of Tenet Healthcare Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 10, 2007, and any adjournments or postponements thereof, on the items set forth on the reverse hereof and on such other business as properly may come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO  DIRECTION IS GIVEN WHEN THE DULY AUTHORIZED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEMS 2 AND 3.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Please sign on reverse side and return promptly.)

Address Change	TENET HEALTHCARE CORPORATION
P.O. BOX 11009
NEW YORK, N.Y. 10203-0009